UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2023

Investcorp Europe Acquisition Corp I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41161	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Century Yard, Cricket Square Elgin Avenue P.O. Box 1111, George Town Grand Cayman, Cayman Islands	KY1-1102
(Address of principal executive offices)	(Zip Code)

+1 (345) 949-5122

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	IVCBU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	IVCB	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	IVCBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Business Combination Agreement

As previously disclosed by Investcorp Europe Acquisition Corp I, a Cayman Islands exempted company incorporated with limited liability (the “Company”), under Item 1.01 of its Current Report on Form 8-K filed on April 26, 2023, the Company entered into a business combination agreement, dated April 25, 2023 (the “Business Combination Agreement”), with OpSec Holdings, a Cayman Islands exempted company with limited liability (“Pubco”), Opal Merger Sub I, a Cayman Islands exempted company incorporated with limited liability and wholly-owned subsidiary of Pubco, Opal Merger Sub II, a Cayman Islands exempted company incorporated with limited liability and wholly-owned Subsidiary of Pubco, Orca Holdings Limited, a Cayman Islands exempted company incorporated with limited liability (“OpSec”), Orca Midco Limited, a private limited company incorporated under the Laws of England and Wales, Orca Bidco Limited, a private limited company incorporated under the Laws of England and Wales and a subsidiary of OpSec (“Orca”), Investcorp Technology Secondary Fund 2018, L.P., a Cayman Islands exempted limited partnership (“ITSF”), and Mill Reef Capital Fund ScS, a limited partnership (société en commandite simple) organized under the laws of Luxembourg (“Mill Reef”, and together with ITSF, the “OpSec Shareholders”).

On December 14, 2023, the Company entered into that certain First Amendment to the Business Combination Agreement (the “First BCA Amendment”) with Pubco, OpSec and the OpSec Shareholders. The First BCA Amendment provides, among other things, that (1) holders of options granted by Orca (“Orca Options”) who are not executives of OpSec will have the right to elect to cash out up to 10% of the Orca Options held by such holders, (2) the Orca Options granted to certain OpSec executives in February of 2023 will be cancelled and (3) following the consummation of the transactions contemplated by the Business Combination Agreement (the “Transactions”), the board of directors of Pubco will consist of seven directors, three of whom shall be “independent directors” as defined under Rule 10A-3 of the Securities Exchange Act of 1934, as amended, with three individuals designated by OpSec, two individuals designated by the Company and two individuals appointed jointly by OpSec and the Company.

A copy of the First BCA Amendment is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the First BCA Amendment is qualified in its entirety by reference thereto.

Item 8.01.	Other Events.

In order to mitigate the potential risks of being deemed to have been operating as an unregistered investment company for purposes of the Investment Company Act of 1940, as amended, the Company has instructed Continental Stock Transfer & Trust Company, the trustee with respect to the trust account of the Company (the “Trust Account”), to liquidate the U.S. government treasury obligations and money market funds held in the Trust Account and to hold all funds in the Trust Account in cash in an interest-bearing bank demand deposit account until the earlier of consummation of the Company’s initial business combination or liquidation. Interest on such demand deposit account is variable and therefore such rate of interest may decrease or increase significantly. As a result, following such liquidation, the Company may receive less interest on the funds held in the Trust Account, which would reduce the dollar amount public shareholders would receive upon any redemption or liquidation of the Company.

Additional Information and Where to Find It

In connection with the Transactions, on November 22, 2023, Pubco filed a Registration Statement on Form F-4 (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”) that includes a proxy statement of the Company that also constitutes a prospectus of Pubco (the “Proxy Statement”). After the Registration Statement has been declared effective, the definitive Proxy Statement will be mailed to the shareholders of the Company (the “Company Shareholders”). The Company, OpSec and Pubco urge investors, shareholders and other interested persons to read, when available, the definitive Proxy Statement, as well as other documents filed with the SEC, because these documents will contain important information about the Company, OpSec, Pubco and the Transactions. The definitive Proxy Statement will be mailed to the Company Shareholders as of a record date to be established for voting on the Transactions. The Company Shareholders will also be able to obtain a copy of such documents, without charge, by directing a request to: Investcorp Europe Acquisition Corp I, Century Yard, Cricket Square, P.O. Box 111, George Town, Grand Cayman KY1-1102, Cayman Islands. These documents, once available, can also be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in Solicitation

The Company, OpSec, Pubco and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company Shareholders in connection with the Transactions. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of the Company Shareholders in connection with the Transactions is set forth in the Proxy Statement for the Transactions. Information concerning the interests of the Company’s and OpSec’s participants in the solicitation, which may, in some cases, be different than those of the Company’s and OpSec’s equity holders generally, is also set forth in the Proxy Statement relating to the Transactions.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, Pubco or OpSec, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE TRANSACTIONS OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Forward Looking Statements

This Current Report on Form 8-K (including certain of the exhibits hereto) includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the Company’s, Pubco’s, OpSec’s or the combined company’s future financial or operating performance. In some cases, you can identify forward-looking statements by terminology such as “may”, “could”, “should”, “expect”, “intend”, “might”, “will”, “estimate”, “anticipate”, “believe”, “budget”, “forecast”, “intend”, “plan”, “potential”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, and OpSec and its management, as the case may be, are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. None of the Company, Pubco, OpSec or the combined company undertakes any duty to update these forward-looking statements.

For example, statements concerning the following include forward-looking statements: (1) the expected timing and likelihood of completion of the Transactions, including the risk that the Transactions may not close due to one or more closing conditions to the Transactions in the Business Combination Agreement not being satisfied or waived on a timely basis or otherwise, or that the required approval of the Business Combination Agreement and related matters by the shareholders of the Company may not be obtained; (2) the Company’s potential failure to raise sufficient funds in one or more equity financings so as to meet the closing condition under the Business Combination Agreement that requires it to have $50 million of funds (including funds in its Trust Account, after deducing any amounts paid out for redemptions by the Company Shareholders) as of the closing; (3) the potential inability of Pubco to meet the initial listing standards of the applicable stock exchange following the Transactions, including due to excessive redemptions of the Company’s public shares; (4) costs related to the Transactions; (5) the potential occurrence of a material adverse change with respect to the financial position, performance, operations or prospects of Pubco, OpSec or the Company; (6) the potential disruption of Company management’s time from ongoing business operations due to the Transactions; (7) announcements relating to the Transactions potentially having an adverse effect on the market price of the Company’s securities; (8) the potential effect of the Transactions and the announcement thereof on the ability of OpSec to retain customers and hire key personnel and maintain relationships with its customers and suppliers and on its operating results and business generally; (9) risks relating to the growth of OpSec’s business and its ability to realize expected results; (10) risks relating to OpSec’s plans for targeted acquisitions and upscaling organically; (11) risks relating to the growth and expansion of OpSec’s portfolio of solutions; (12) risks relating to the viability of OpSec’s growth strategy, including related capabilities; (13) risks relating to trends and developments in the IP/brand optimization, monetization and protection industry; (14) the risk that the combined company may be adversely affect by other economic, business, and/or competitive factors, or adverse macroeconomic conditions, including inflation, supply chain delays and increasing interest rates; and (15) other risks and uncertainties, including those identified in any proxy statement/prospectus in a Registration Statement on Form F-4 relating to the Transactions, the “Risk Factors” section of the Registration Statement, other documents filed by the Company from time to time with the SEC and any risk factors made available to you in connection with Pubco, the Company, OpSec and the Transactions.

The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in the Company’s most recent filings with the SEC, the Registration Statement and the definitive Proxy Statement. All subsequent written and oral forward-looking statements concerning the Company, OpSec or Pubco, the Transactions described herein or other matters attributable to the Company, OpSec, Pubco or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of the Company, OpSec and Pubco expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	First Amendment to the Business Combination Agreement, dated as of December 14, 2023, by and among Investcorp Europe Acquisition Corp I, OpSec Holdings, Orca Holdings Limited, Investcorp Technology Secondary Fund 2018, L.P., and Mill Reef Capital Fund SCS.

10.1	Amendment to Investment Management Trust Agreement, dated as of December 11, 2023, by and between Investcorp Europe Acquisition Corp I and Continental Transfer & Trust Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain of the schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Investcorp Europe Acquisition Corp I

Date: December 14, 2023	By:	/s/ Craig Sinfield-Hain
	Name:	Craig Sinfield-Hain
	Title:	Chief Financial Officer